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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints F. Gordon Bitter, Joseph D. Kaufman, George H. M. Setton and Simon J. Painter, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all further amendments to the registration statement of Plexus Corp. on Form S-3, as it is being amended by Post-Effective Amendment No. 1 and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any other regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Signature and Title:                        Date:


/s/ Steven P. Cortinovis                    April 21, 2004
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Steven P. Cortinovis, Director


/s/ David J. Drury                          April 20, 2004
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David J. Drury, Director, Director


/s/ John L. Nussbaum                        April 20, 2004
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John L. Nussbaum, Chairman and Director


/s/ Thomas J. Prosser                       April 20, 2004
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Thomas J. Prosser, Director


/s/ Dr. Charles M. Strother                 April 20, 2004
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Dr. Charles M. Strother, Director


/s/ Jan K. VerHagen                         April 20, 2004
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Jan K. VerHagen, Director